UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement of Jeff E. Margolis

On June 30, 2017, the Board of Directors of RespireRx Pharmaceuticals Inc. (the “Company”) by unanimous written consent approved the amendment, effective July 1, 2017, of the employment agreement of Jeff Eliot Margolis, the Company’s Vice President, Secretary and Treasurer. Mr. Margolis is also a director of the Company.

The amendment includes the following terms:

●	Mr. Margolis, who has been acting as Interim Chief Financial Officer, is now the Chief Financial Officer of the Company.

●	Mr. Margolis has been promoted from Vice President to Senior Vice President.

●	Mr. Margolis’s annual compensation has been increased from $195,000 to $300,000 and will remain at $300,000 annually when, and if, the Company hires a new Chief Financial Officer.

●	Mr. Margolis will be paid the $60,000 bonus that he was granted on June 30, 2015 in cash in three installments as follows: (i) $15,000 to be paid upon the next closing of any financing by the Company in excess of $100,000, (ii) $15,000 to be paid by the end of the month in which cumulative closings of any financings by the Company (including the closing triggering the payment in clause (i)) have occurred in excess of $200,000, and (iii) $30,000 to be paid upon the next closing of any financing in excess of an additional $250,000 (after the closings that trigger payments under clauses (i) and (ii)).

●	The Company will grant a one-time bonus of 25,000 non-qualified stock options to purchase the Company’s common stock, with an exercise price equal to the market price of the Company’s common stock on the date of grant and a term of five years, to Mr. Margolis as soon as practical after July 1, 2017, which, at Mr. Margolis’s direction, may be issued to his family trusts as the recipients in such proportion as he specifies.

●	With respect to future executive bonuses, option, equity and equity-linked grants and any fringe benefits (including without limitation, auto allowance, expense allowance, life insurance, health insurance), Mr. Margolis would receive terms at least as favorable as the lowest terms granted to any other member of the executive management team (meaning any person with the title of Senior Vice President, Chief Financial Officer or higher, regardless of whether that person is also a director of the Company), except for a signing bonus or grants of equity, options or similar grant, if any, necessary to induce the hiring of a Chief Financial Officer, Chief Medical Officer, or other executive officer.

Except as specified above, all other aspects of Mr. Margolis’s existing employment agreement remain in full force and effect. Mr. Margolis’s existing agreement was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed August 19, 2015. The Company intends to file a copy of the amendment as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

Award of Common Stock Options

In the same unanimous Written Consent dated June 30, 2017, the Board of Directors of the Company also awarded non-qualified options (i) to purchase 50,000 shares of Common Stock of the Company to each of James S. Manuso, Arnold S. Lippa and Jeff E. Margolis, (ii) to purchase 25,000 shares of Common Stock of the Company to each of James Sapirstein and Kathryn MacFarlane, and (iii) to purchase 40,000 shares to Richard D. Purcell, Jr. The options were awarded as compensation for those individuals. An additional 45,000 options in the aggregate were awarded to certain of the Company’s service providers. The awarded options vested upon issuance and expire on June 30, 2022. The exercise price of the options of $2.00 per share is the closing market price of shares of Common Stock of the Company as of the date of issuance. In addition, the Board authorized the issuance of another 125,000 options to purchase common stock to be awarded at management’s discretion through December 31, 2017, which will vest in three installments, 25% on issuance, 25% on September 30, 2017, and 50% on December 31, 2017. These 125,000 will have an exercise price equal to the closing price of the Company’s common stock on the date of grant. The foregoing description of the options awarded does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement under the 2015 Plan, a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 8, 2015, and which is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. In some cases, forward-looking statements may be identified by words including “anticipates,” “believes,” “intends,” “estimates,” “expects,” “plans,” and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company’s proposed products, and (iv) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company’s business and technology, which involve judgments with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, and market and general economic factors. This discussion should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the section entitled “Item 1A. Risk Factors.” The Company does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2017	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ James S. Manuso
James S. Manuso
Chief Executive Officer